Exhibit 99.1

Press Release	Source: Jaguar Acquisition Corporation

Jaguar Acquisition Corporation Announces Agreement and Plan of Merger With China Cablecom Ltd.

Wednesday October 31, 8:58 am ET

— Jaguar to Enter the Rapidly Growing Cable TV Sector in China

— China Cablecom Is an Emerging Consolidator of Cable TV Operating Companies in China

— Binzhou Broadcasting Is the First Acquisition in a Consolidation Effort by China Cablecom in the Shandong Province

CONSHOHOCKEN, PA—(MARKET WIRE)—Oct 31, 2007 — Jaguar Acquisition Corporation (OTC BB:JGAC.OB - News), a special purpose acquisition company (“Jaguar”), today announced that it has signed an agreement and plan of merger to acquire all of the issued and outstanding shares of China Cablecom Ltd., a British Virgin Islands company, (“China Cablecom”), an emerging consolidated cable network operator and acquirer in the highly-populated Shandong province in the People’s Republic of China (PRC). As part of the transaction, Jaguar will redomesticate to the British Virgin Islands by means of merging with a wholly-owned subsidiary immediately prior to consummating its transaction with China Cablecom.

China Cablecom is entitled to a 60% economic interest of Binzhou Broadcast and Television Information Network Co., Ltd. (“Binzhou Broadcasting”), an operating cable TV joint venture with a local state-owned enterprise (“SOE”) owned by Binzhou branches of SARFT, China’s State Administration of Radio Film and Television. China Cablecom consolidates 60 percent of the financial results of operations and cash flows of Binzhou Broadcasting pursuant to applicable principles of US Generally Accepted Accounting Principles. Located in the Shandong province in northeast China, Binzhou Broadcasting has 258 employees and serves 442,900 paying subscribers in an area with a population of over 3.7 million people.

In 2006, the businesses acquired by Binzhou Broadcasting generated approximately $8.3 million in revenues. Based on China Cablecom’s 60 percent consolidation of Binzhou Broadcasting, this would have resulted in $3.3 million in EBITDA (Earnings before Interest, Taxes, Depreciation and Amortization) and $1.7 million in net income being reflected in China Cablecom’s financial statements for those periods had the acquisition of Binzhou Broadcasting by China Cablecom taken place on January 1, 2006. Currently, Binzhou Broadcasting’s average revenue per user (ARPU), a key metric used in the cable industry to measure operating and financial performance, is approximately $1.50 per month. Subscriber growth has averaged approximately 10 percent annually. Binzhou’s balance sheet at December 31, 2006 reported $20.9 million in property, plant and equipment, net of depreciation, and $11.3 million in shareholders’ equity. For 2007, Binzhou Broadcasting projects revenues growth of approximately 10 percent.

In addition to its acquisition of Binzhou Broadcasting in September 2007, China Cablecom is in active discussions with cable TV companies in other municipalities in Shandong province with a goal of adding an additional 150,000 to 200,000 subscribers. According to analysis by Skillnet,

Shandong is the second most populous province in China with 92 million people, one of the largest broadcasting markets in China, and is number two in terms of Gross Domestic Product (GDP). According to the China Statistic Bureau, SARFT 2007, there are a total of 32.1 million television households in Shandong with 26 million homes passed by cable. Currently, 17 municipal cable and 100 county-level cable operators provide cable TV services to over 10 million cable TV households, the majority of which are still analog, according to Skillnet. Government directives mandate the conversion of the entire country to digital cable TV by 2015, which allows cable TV operators to drive significant revenue growth and enhance margins by selling higher priced value-added services and content. According to the digitalization plan announced by SARFT, by 2009, 40 percent of the approximately 11.5 million cable households in the Shandong province are expected to convert to digital, an increase from approximately 7.1 percent currently, while ARPUs are expected to reach approximately $3.50 per month, representing a 133 percent increase from current levels associated with analog service.

Jonathan Kalman, Chairman and Chief Executive Officer of Jaguar Acquisition Corporation, stated, “This transaction is the first of its kind for a U.S. public company and will provide a platform for China Cablecom to pursue its goal of becoming a leading cable TV operation consolidator in China. Clive Ng, the founder, Executive Chairman and President of China Cablecom, is one of the most experienced Asia-focused media sector executives in the world. In addition to his prior experience with numerous public entities, Clive brings significant relationships in the media and cable TV industry that will prove invaluable as China’s cable TV market transitions from analog to digital. Clive is a proven leader with the vision and capability to execute China Cablecom’s long-term growth plan.”

In contemplation of its merger with Jaguar, China Cablecom recently completed a debt and equity bridge financing in which it received gross proceeds of $20 million from institutional and accredited investors, which was managed by Chardan Capital Markets, LLC. The proceeds will be used to complete the joint venture arrangements with Binzhou Broadcasting, as well as used for working capital purposes.

“I am very pleased to be working with Jaguar and Chardan Capital Markets on this ground-breaking transaction,” commented Clive Ng, founder, Executive Chairman and President of China Cablecom. “We are leveraging proven Western-bred strategies, efficiencies and capital to help expand and grow these already impressive Chinese cable TV operations. We expect 2008 to be an inflection point of accelerating growth for China Cablecom as we begin our major digitalization and business development initiatives.

“Following our merger with Jaguar, China Cablecom will boast an experienced management team and world-class board of directors combining expertise in developing and managing major international digital media properties. We intend to leverage our veteran team to make prudent investments in operation partnership with municipal cable operators, like Binzhou, while penetrating rural communities and preparing for the future deployment of digital and other value-added services, such as broadband and Video-on-Demand to drive incremental revenue and EBITDA growth. China Cablecom will create shareholder value through a focused strategy of deploying its financial and managerial resources to optimize the operations and efficiency of the cable properties we own and manage with the overall goal of building a leading cable company in the PRC.”

Terms of the transaction include the issuance of 1.3 million shares of Jaguar common stock to Clive Ng, 766,680 shares to the bridge holders and the assumption of the $20 million bridge debt. In connection with the transaction to acquire China Cablecom, certain China Cablecom and Jaguar shareholders, directors and affiliates are granted, on an all or none basis, the following performance incentive shares if the following EBITDA targets are reached:

Year ending	EBITDA	Shares
2008	$11,000,000	3,120,000
2009	$20,000,000	3,000,000
2010	$30,000,000	1,000,000
2011	$40,000,000	1,000,000

There remain several conditions to Jaguar’s completing the acquisition of China Cablecom, including approval by the SEC of Jaguar’s forthcoming proxy, approval by Jaguar’s shareholders of the merger between Jaguar and China Cablecom and customary conditions regarding the accuracy of representations and warranties and deliveries to be made.

Founder, Executive Chairman and President of China Cablecom

Mr. Clive Ng is a Media Sector financier and executive who was instrumental in establishing joint venture partnerships among several major media conglomerates, including United Artists Theatres and Television Broadcasts (TVB) of Hong Kong. In addition, Mr. Ng helped facilitate the U.S. cable company, United International Holdings Inc. (renamed Liberty Global), entrance into the Asian market with his family taking a 20 percent stake in the venture. He was also CEO of Pacific Media PLC (listed on the LSE), a home shopping company which purchased TV Media from H&Q Asia Pacific, ultimately creating a company with a $450 million market capitalization. In addition, he was the Chairman and founder of Asiacontent, one of the first Asian companies to list in the U.S., a founding shareholder of MTV Japan, founder of E*Trade Asia, and co-founder of TVB Superchannel Europe, the leading Chinese broadcaster.

Board of Directors

Key members of the board of directors of Cablecom, in addition to Mr. Ng, assuming a business combination is consummated, will include the following:

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Mr. Simon Bax has extensive financial and operating experience in the media and entertainment industry. Mr. Bax is currently the vice-chairman of Docufide, Inc., serves as an independent director of Panmure Gordon & Co., MobiTV Inc., ROO Group, Inc., and is a Principal of BDT Acquisitions LLC. He served as Chief Financial Officer of Pixar Animation Studios from May 2004 through the completion of the sale to Disney for $7.4 billion in June 2006. He had the specific responsibility for finance, administration and investor relations and oversaw marketing, distribution and consumer products while reporting directly to Steve Jobs. In the mid 1990s Simon served as the CFO for Twentieth Century Fox and was promoted to CFO of Fox Film Entertainment and President of Studio Operations. In addition, he is a member of the Academy of Motion Picture Arts and Sciences, the British

Academy of Film and Television Arts, and a Trustee of The UC Berkeley Art Museum and Pacific Film Archive.

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Dr. Shan Li, who is the former CEO of Bank of China International Holdings, former managing director and head of China investment banking at Lehman Brothers, is the deputy head of the National Center of Economic Research and a member of the board of alumni at Tsinghua University in Beijing. He is a regular commentator and author on various influential local and international mass media and publications on topics concerning China’s economic development policy. Additionally, Mr. Li holds a Ph.D. in economics from MIT.

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Mr. Alejandro (“Alex”) Zubillaga is currently Executive Vice President, Digital Strategy and Business Development for Warner Music Group (WMG) and is responsible for the company’s worldwide digital music strategy and business development activity including its strategic initiatives in wireless, e-commerce, Internet, electronic music distribution and new music formats. Prior, he served as founder, chairman and CEO of NETUNO, a leading provider of broadband communication services in Venezuela.

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Mr. Kerry Propper is CEO of Chardan Capital Markets, LLC, a New York and Beijing based investment bank. Mr. Propper is also CEO of Chardan South China Acquisition Corporation and Chief Financial Officer of Chardan North China Acquisition Corporation, publicly traded special purpose vehicles (SPV) charged with effectuating a business combination with a mainland Chinese growth company. Mr. Propper sits on the board of directors of the US Pakistan Business Council and Origin Agritech, Ltd. and is on the board of advisors of Netsol Technologies among other companies.

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Mr. Jonathan Kalman, Chairman and CEO of Jaguar Acquisition Corporation, will serve on the board. Mr. Kalman is Managing Partner of Jaguar Capital Partners, and has served as Chairman of Katalyst LLC, a media, communications and technology investment banking firm, since September 1999. Earlier he was managing director of Naviant Technology Solutions, a consumer profile and e-marketing company acquired by Equifax Inc.

Loeb & Loeb LLP, BDO Seidman LLP and Orrick, Herrington & Sutcliffe, LLP were advisors to Jaguar in this transaction.

About China Cablecom

China Cablecom is a joint-venture provider of cable television services in the People’s Republic of China, operating in partnership with a local state-owned enterprise authorized by the PRC government to control the distribution of cable TV services (“SOE”). China Cablecom acquired operating rights of the network it currently operates in Binzhou, Shandong Province in September 2007 by entering into a series of asset purchase and services agreements with a company organized by SOEs owned directly or indirectly by local branches of SARFT in five different municipalities to serve as a holding company of the relevant businesses. Binzhou Broadcasting operates a cable network with 442,900 paying subscribers as of September 30, 2007. China Cablecom’s strategy is to replicate the acquisition by operating partnership models in other municipalities in Shandong Province in the PRC and then introducing operating efficiencies and increasing service offerings in the networks it has acquired.

About Jaguar Acquisition Corporation

Jaguar Acquisition Corporation is a special purpose acquisition company formed in April 2006 for the purpose of acquiring, through a merger, asset acquisition or other similar business combination, or controlling, through contractual arrangements, an operating business.

In April 2006, Jaguar Acquisition Corporation raised $28.3 million and its common stock and warrants began trading separately on June 26, 2006. Per the terms of the stock purchase agreement, the management team has until April 13, 2008 to complete a business combination. Jaguar Acquisition Corporation’s principal offices are in Conshohocken, Pennsylvania.

Safe Harbor Statement

Stockholders of Jaguar Acquisition Corporation are advised to read, when available, each preliminary proxy statement of Jaguar Acquisition Corporation and its definitive proxy statement in connection with its solicitation of proxies for a special meeting of stockholders because they will contain important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting, among other things, on the acquisition of China Cablecom. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Jaguar Acquisition Corporation, Eight Tower Bridge, Suite 1050, 161 Washington Street, Conshohocken, Pennsylvania 19428. Each preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the U.S. Securities and Exchange Commission’s internet site www.sec.gov.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

In connection with the pending transaction, China Cablecom Holdings, Ltd. (“China Cablecom Holdings”) has filed with the SEC a Registration Statement on Form S-4, which includes a Proxy Statement/Prospectus for the stockholders of Jaguar Acquisition Corporation. The stockholders of Jaguar Acquisition Corporation are urged to read the Registration Statement and the Proxy Statement/Prospectus, when it is available, as well as all other relevant documents filed or to be filed with the SEC, because they will contain important information about China Cablecom Holdings, Jaguar Acquisition Corporation and the proposed transaction. The final Proxy Statement/Prospectus will be mailed to stockholders of Jaguar Acquisition Corporation after the Registration Statement is declared effective by the SEC. Jaguar stockholders will be able to obtain the Registration Statement, the Proxy Statement/Prospectus and any other relevant filed documents for free at the SEC’s website (www.sec.gov). These documents can also be obtained for free from Jaguar Acquisition Corporation by directing a request Eight Tower Bridge, Suite 1050, 161 Washington Street, Conshohocken, Pennsylvania 19428.

China Cablecom Holdings, Jaguar Acquisition Corporation and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special general meeting of stockholders of Jaguar Acquisition Corporation to be held to approve, among other things, the acquisition of all of the issued and outstanding shares of China Cablecom. Information regarding Jaguar Acquisition Corporation’s directors and executive officers is available in its Form 10-K for the year ended December 31, 2006 filed with the U.S. Securities and Exchange Commission, and such information will be available in the proxy statements. No person other than Jaguar Acquisition Corporation has been authorized to give any information or to make any representations on behalf of Jaguar Acquisition Corporation or China Cablecom in connection with the acquisition, and if given or made, such other information or representations must not be relied upon as having been made or authorized by Jaguar Acquisition Corporation.

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 about Jaguar Acquisition Corporation and China Cablecom and their combined business after completion of the proposed acquisition. Forward-looking statements are statements that are not historical facts and may be identified by the use of forward-looking terminology, including the words “believes,” “expects,” “intends,” “may,” “will,” “should” or comparable terminology. Such forward-looking statements are based upon the current beliefs and expectations of Jaguar Acquisition Corporation’s and China Cablecom’s management and are subject to risks and uncertainties which could cause actual results to differ from the forward-looking statements. The following factors, as well as other relevant risks detailed in Jaguar Acquisition Corporation’s filings with the U.S. Securities and Exchange Commission, could cause actual results to differ from those set forth in forward-looking statements: China Cablecom faces intense competition that may prevent it from maintaining or increasing market share for its existing services and gaining market acceptance for China Cablecom’s new services.

EBITDA represents net income before interest, taxes, depreciation and amortization. The Company presents EBITDA because it considers such information an important supplemental measure of its performance and believes it is frequently used by security analysts, investors and other interested parties in the evaluation of companies with comparable market capitalization, many of which present EBITDA when reporting their results. EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of the Company’s results as reported under GAAP.

Forward-looking statements are not guarantees of future performance and actual results of operations, financial condition and liquidity, and developments in the industry may differ materially from those made in or suggested by the forward-looking statements contained in this press release. These forward-looking statements are subject to numerous risks, uncertainties and assumptions. The forward-looking statements in this press release speak only as of the date of this press release and might not occur in light of these risks, uncertainties, and assumptions. Jaguar Acquisition Corporation undertakes no obligation and disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact:

For further information, please contact:

Company: Jaguar Acquisition Corporation

Mr. Jonathan Kalman

Chairman and CEO

Tel: 610-585-0285

Email: Email Contact

Investor Relations: Hayden Communications International, Inc.

Mr. Matthew Hayden

President

Tel: 760-994-0034

Email: Email Contact

Alan Sheinwald

Tel: 914-669-0222

Email: Email Contact

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Source: Jaguar Acquisition Corporation